EXHIBIT 32.1

              CERTIFICATION OF CHIEF EXECUTIVE OFFICER

     PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
           SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

  The undersigned, Brian J. Kelley, the Chief Executive Officer of Cognitronics Corporation (the "Company"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2005 (the "Report"). The undersigned hereby certifies that:

        (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.






        DATED this 11th day of May, 2005



                                                       /s/Brian J. Kelley
                                                        Brian J. Kellley
                                                   Chief Executive Officer


                                 A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.